Exhibit 10.21

Execution Copy

AMENDMENT NO. 3 TO GUARANTEE AGREEMENT

AMENDMENT NO. 3 TO GUARANTEE AGREEMENT, dated as of April 7, 2017 (this “Amendment”), by and between WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”) and KKR REAL ESTATE FINANCE HOLDINGS, L.P., a Delaware limited partnership (“Guarantor”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, (i) Seller and Buyer are parties to that certain Amended and Restated Master Repurchase and Securities Contract, dated as of April 7, 2017 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”),  and (ii) Guarantor executed and delivered to Buyer the Guarantee Agreement dated as of October 21, 2015 (as amended pursuant to Amendment No. 2 to Master Repurchase and Securities Contract, Guarantee Agreement, Servicing Agreement and Custodial Agreement, dated as of September 9, 2016, as further amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee Agreement”).

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Guarantor hereby agree as follows:

SECTION 1.                                     Guarantee Agreement Amendment.  Section 9(b) of the Guarantee Agreement is hereby amended and restated in its entirety to read as follows:

(b)  permit the Tangible Net Worth of Guarantor and its consolidated Subsidiaries at any time to be less than the sum of (i) Three Hundred Sixty-Three Million Nine Hundred Thirty-Six Thousand Dollars ($363,936,000) plus (ii) seventy-five percent (75%) of the aggregate net cash proceeds of any equity issuances made and any capital contributions received by Guarantor at any time after December 31, 2016;

SECTION 2.                                     Conditions Precedent.  This Amendment and its provisions shall become effective on the first date on which this Amendment is executed and delivered by a duly authorized officer of each of Buyer and Guarantor (the “Amendment Effective Date”).

SECTION 3.                                     Representations, Warranties and Covenants.  Guarantor hereby represents and warrants to Buyer, as of the date hereof and as of the Amendment Effective Date, that (i) it is in full compliance with all of the terms and provisions set forth in the Guarantee Agreement on its part to be observed or performed, and (ii) no default or event of default thereunder has occurred or is continuing.  Guarantor hereby confirms and reaffirms the representations, warranties and covenants contained in the Guarantee Agreement.

SECTION 4.                                     Acknowledgements of Guarantor.  Guarantor hereby acknowledges that Buyer is in compliance with its undertakings and obligations under the Guarantee Agreement and the other Repurchase Documents.

SECTION 5.                                     Limited Effect.  Except as expressly amended and modified by this Amendment, the Guarantee Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that upon the Amendment Effective Date (w) each reference therein and herein to the “Guarantee Agreement” shall be deemed to include, in any event, this Amendment, (x) each reference therein and herein to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment and (y) each reference in the Guarantee Agreement to “this Agreement”, “this Guarantee Agreement”, “the Guarantee”, “hereof”, “herein” or words of similar effect in referring to the Guarantee Agreement shall be deemed to be references to the Guarantee Agreement, as amended by this Amendment.

SECTION 6.                                     Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

SECTION 7.                                     GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

GUARANTOR:

KKR REAL ESTATE FINANCE HOLDINGS L.P., a Delaware limited liability partnership

By:	/s/ Patrick Mattson
	Name:	Patrick Mattson
	Title:	Authorized Signatory

BUYER:

WELLS FARGO BANK, N.A., a national banking association

By:	/s/ Allen Lewis
	Name:	Allen Lewis
	Title:	Managing Director